UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  July 23, 2010
(Date of earliest event reported)

VITACOST.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34468 (Commission File No.)	37-1333024 (IRS Employer Identification No.)

5400 Broken Sound Blvd. NW – Suite 500
Boca Raton, Florida 33487-3521
(Address of Principal Executive Offices)

(561) 982-4180
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On July 23, 2010, Vitacost.com, Inc. (the “Company”) issued a press release announcing that its Board of Directors has voted to delay the Company’s 2010 Annual Meeting of Stockholders previously scheduled to be held on August 26, 2010.

Separately, Vitacost also announced that its Board of Directors has appointed Michael A. Kumin, a Partner at Great Hill Partners, as Interim Chairman of the Board.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1
Press Release dated July 23, 2010, announcing the Board of Directors vote to delay the Company’s 2010 Annual Meeting of Stockholders, as well as the appointment of Michael A. Kumin as Interim Chairman of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2010

VITACOST.COM, INC.

By:	/s/ Richard P. Smith
Name:	Richard P. Smith
Title:	Chief Financial Officer